BUILDERS FIXED INCOME FUND, INC.

                          ANNUAL REPORT TO SHAREHOLDERS

                               DECEMBER 31, 2000

Dear Shareholder,

As the Chairman of the Builders Fixed Income Fund, Inc., I would like to express my sincere appreciation for your participation in the Fund. This annual report contains financial statements for the Fund's year ended December 31, 2000. It is a privilege to serve the needs of our investors by striving to deliver a quality core fixed income investment. In addition, the Fund promotes employment opportunities for organized building trade members through its ProLoan mortgage program.

Capital Mortgage Management, the Fund's Manager, actively coordinates the organization and securitization of home mortgages through the ProLoan program. This hands-on approach typically leads to a larger impact in our targeted mortgage markets. As a result, approximately 319 ProLoan applications were generated during 2000. In addition, we have engaged Principal Capital Income Investors, LLC to replace Commerce Bank NA as investment subadviser to the Fund, effective June 1, 2000. Principal brings a tremendous depth of skill in mortgage-backed securities, which has helped the Fund improve its performance. Principal has a staff of 70 portfolio managers, research analysts and traders working in all aspects of the fixed income market. The Fund's performance for the year ended December 31, 2000 was 9.65 % before expenses and 9.00 % after expenses *. We believe that Principal will continue to maximize investment opportunities for the Fund in the fixed income markets.

As of December 31, 2000, the Fund's total assets increased to $246,906,731 from $167,141,226 as of December 31, 1999. This 48% increase in assets is primarily due to new investors, such as the Geneva Carpenters and the Milwaukee Building Trades. We expect continued growth in 2001.

We look forward to continued success by seeking in providing investors with solid returns, generating jobs and stimulating the economies in which we invest. As always I am available to discuss any aspect of the Fund with any investor so please do not hesitate to call or write.


                                        Sincerely,


                                        John W. Stewart Chairman
                                        and President
                                        Builders Fixed Income Fund, Inc.


* Past performance does not guarantee future results. The Fund's one-year and average annual total return since inception (October 31, 1997) through December 31, 2000 were, 9.00% and 5.14%, respectively. Share value and total returns will fluctuate and you may have a gain or loss when you sell your shares. Performance results include reinvested dividends, interest and other earnings.

                     PRINCIPAL CAPITAL INCOME INVESTORS, LLC

                             REPORT TO SHAREHOLDERS

Principal Capital Income Investors, LLC began serving as investment subadviser to Builders Fixed Income Fund, Inc. (the "Fund") on June 1, 2000. During the second half of 2000, the path of financial market performance was choppy due to market volatility. Market volatility is the risk premium the market attaches to the price of a company's stock or its bonds. Periods where equity volatility was calm resulted in rising equity prices and improving credit spreads. The opposite was also true: rising volatility led to a sell-off in the major equity indices and increasing credit risk premiums. The year concluded with both equity and interest rate option volatility on a rising trend. The result was a fourth quarter where the markets reacted quickly and sometimes violently to negative news. For example, corporate giant Xerox lost more than two-thirds of its market capitalization as market confidence waned. Although the Fund held Xerox, it was fortunate to hold it in the more price-stable form of commercial paper as opposed to a corporate bond. With U.S. growth slowing and market volatility rising, the best investments to hold were high quality, long duration assets. As interest rates fell, these lower-risk bonds were rewarded. The Fund's overall duration was comparable to its benchmark, the Lehman Brothers Aggregate Bond Index (the "Lehman Index"). The Fund's AA1 credit quality was slightly lower than the Lehman Index's AAA credit quality, which had a small impact on the Fund's performance relative to the performance of its benchmark.

The Fund performed comparable to the Lehman Index for the second half of 2000 with a return after expenses of 7.03% versus 7.35% for the Lehman Index (which is an unmanaged index without expenses). The Fund's performance during this period also compared favorably to the Lipper Intermediate Investment Grade Index (an index representing the Fund's peer group), which was 7.03% compared to 7.06% for the Lipper Index. Since Principal began managing the Fund on June 1, the Fund has out-performed the Lipper Index, 9.82% versus 9.32%.

During the third quarter of 2000, we focused our trading in two areas. First, and foremost, we conducted an extensive review of the credit ratings, income statements, balance sheets and business risks of issuers held by the Fund. Our review led us to sell bonds issued by LaFarge and American Financial, companies with little upside and definite downside risk. Second, we focused on purchasing bonds that maintained the duration of the Fund's portfolio relative to the Lehman Index and that have the potential to add to the Fund's total long-term return. We also added $10.4 million in mortgage-backed securities generated through the ProLoan Program during the third quarter.

Our trading for the fourth quarter focused on three areas. First, we purchased $10 million in short-term corporate bonds in anticipation of funding future commitments to purchase ProLoan mortgage-backed securities. Second, we purchased approximately $5 million in high quality, long-term bonds, including Treasury STRIPS, to maintain the Fund's duration and to bring its asset allocation closer to the allocation of the Lehman Index. Third, we purchased $14.8 million of mortgage-backed securities generated through the ProLoan program. During this quarter, the Fund also tendered its Seagram bonds due 4/30/01 back to the company, which purchased them at a very attractive price.

We believe the Federal Reserve will do the right thing for the U.S. economy, which should mean that reasonable growth, low inflation and our strong economy will continue. Although we also expect turbulent times (because the market is starting to anticipate a recession), we believe the market will ultimately recognize the real trajectory of the economy. As a result, we plan to continue our current theme of purchasing high-quality bonds with longer maturities and lower-quality bonds with shorter maturities.

We appreciate the opportunity to serve as subadviser to the Fund and we look forward to a long association with the Fund and its investors.
Sincerely,

Martin J. Schafer
Portfolio Manager

PERFORMANCE GRAPH

                        BUILDERS FIXED INCOME FUND, INC.
               VALUE OF $10,000 VS. LIPPER INTERMEDIATE INVESTMENT
                GRADE AND LEHMAN BROTHERS AGGREGATE BOND INDICES

               BUILDERS FIXED      LIPPER INTERMEDIATE         LEHMAN BROTHERS
   DATE       INCOME FUND, INC.   INVESTMENT GRADE INDEX    AGGREGATE BOND INDEX
   ----       -----------------   ----------------------    --------------------
 10/31/97         10,000                 10,000                   10,000
 12/31/97         10,158                 10,121                   10,147
  3/31/98         10,289                 10,278                   10,306
  6/30/98         10,506                 10,502                   10,545
  9/30/98         10,846                 10,905                   10,991
 12/31/98         10,817                 10,917                   11,028
  3/31/99         10,822                 10,874                   10,972
  6/30/99         10,681                 10,763                   10,877
  9/30/99         10,722                 10,831                   10,950
 12/31/99         10,755                 10,811                   10,937
  3/31/00         10,915                 11,024                   11,178
  6/30/00         10,953                 11,167                   11,372
  9/30/00         11,279                 11,494                   11,715
 12/31/00         11,723                 11,955                   12,209

                                                                       AVERAGE
                                                                      ANNUALIZED
                                                                        SINCE
                                                        ONE YEAR      INCEPTION*
                                                        --------      ----------
TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000
Builders Fixed Income Fund, Inc.                          9.00%         5.14%
Lipper Intermediate Investment Grade Index +             10.58%         5.79%
Lehman Brothers Aggregate Bond Index ++                  11.63%         6.50%

*    The Fund commenced operations on October 31, 1997.

PAST PERFORMANCE DOES NOT PREDICT FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

+ The Lipper Intermediate Investment Grade Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

++ The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

                        BUILDERS FIXED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2000
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----

U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY: 7.5%

FEDERAL HOME LOAN BANK NOTES: 2.1%
$3,000,000     5.875%, 09/17/01                                     $ 3,000,000
 1,700,000     5.425%, 09/24/08                                       1,635,723
                                                                    -----------
                                                                      4,635,723
                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORP.: 1.4%
 1,000,000     6.200%, 04/15/03                                       1,012,969
 2,000,000     5.950%, 01/19/06                                       2,015,620
                                                                    -----------
                                                                      3,028,589
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 3.8%
 2,000,000     5.750%, 04/15/03*                                      2,007,970
 1,075,000     6.500%, 08/15/04                                       1,103,741
 4,500,000     7.250%, 05/15/30                                       5,146,834
                                                                    -----------
                                                                      8,258,545
                                                                    -----------
U.S. TREASURY STRIPS: 0.2%
 1,500,000     8.750%, 05/15/20                                         499,408
                                                                    -----------
TOTAL U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
  (cost $15,709,788)                                                 16,422,265
                                                                    -----------
U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES: 30.6%

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II: 0.6%
    12,510     Pool 1470 9.000%, 09/20/20                                13,057
     7,416     Pool 1472 10.000%, 09/20/20                                7,943
    14,132     Pool 1507 9.500%, 11/20/20                                15,064
    16,983     Pool 1614 9.000%, 05/20/21                                17,720
    14,538     Pool 1615 9.500%, 05/20/21                                15,457
    43,554     Pool 1740 9.000%, 12/20/21                                45,444
   174,538     Pool 1920 7.500%, 12/20/24                               177,376
   943,506     Pool 2973 8.000%, 09/20/30                               964,324
                                                                    -----------
                                                                      1,256,385
                                                                    -----------

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.3%
   $60,664     Pool 102990 12.500%, 12/15/13                         $   69,726
   156,768     Pool 340649 7.500%, 06/15/23                             160,183
   340,264     Pool 349645 7.000%, 06/15/23                             343,116
    26,133     Pool 349646 8.500%, 09/15/24                              26,990
    35,028     Pool 349647 7.500%, 07/15/23                              35,739
    24,101     Pool 367574 8.500%, 06/15/25                              24,854
    57,326     Pool 388962 7.500%, 01/15/26                              58,367
                                                                    -----------
                                                                        718,975
                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORP.: 2.0%
 1,127,891     Pool C34597 7.500%, 12/01/29                           1,145,004
 3,100,000     Pool 18030, Gold 30 Year 8.000%, TBA                   3,177,500
                                                                    -----------
                                                                      4,322,504
                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION: 27.7%
     3,874     Pool 50698 7.500%, 03/01/23                                3,951
    16,041     Pool 185857 8.000%, 11/01/02                              16,026
     5,936     Pool 185861 9.000%, 02/01/06                               6,118
    14,042     Pool 185862 9.000%, 10/01/05                              14,473
    19,178     Pool 185863 9.500%, 08/01/04                              19,338
   633,392     Pool 252716 7.000%, 09/01/29                             634,523
   615,074     Pool 253397 7.500%, 08/01/30                             623,873
 1,759,952     Pool 253398 8.000%, 08/01/30                           1,801,821
 1,330,177     Pool 253436 7.500%, 09/01/30                           1,349,204
 2,655,797     Pool 253437 8.000%, 09/01/30                           2,718,980

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----

FEDERAL NATIONAL MORTGAGE ASSOCIATION - (Continued)
$  705,950     Pool 253480 7.500%, 10/01/30                         $   716,048
 2,156,153     Pool 253481 8.000%, 10/01/30                           2,207,449
   649,211     Pool 253514 7.000%, 11/01/30                             650,107
   828,174     Pool 253515 7.500%, 11/01/30                             840,020
 3,483,136     Pool 253516 8.000%, 11/01/30                           3,566,001
   806,726     Pool 253545 7.000%, 12/01/30                             807,840
 1,957,526     Pool 253546 7.000%, 12/01/30                           1,985,527
 3,617,376     Pool 253547 8.000%, 12/01/30                           3,703,434
   655,750     Pool 253583 7.000%, 01/01/31                             656,656
 2,202,096     Pool 253584 7.500%, 01/01/31                           2,233,596
   497,828     Pool 253585 8.000%, 01/01/31                             509,671
   287,603     Pool 337670 8.000%, 11/01/26                             295,480
   443,655     Pool 363714 8.000%, 11/01/26                             455,806
   429,184     Pool 392423 7.500%, 06/01/27                             436,109
   157,282     Pool 395131 7.500%, 08/01/27                             159,819
   383,371     Pool 397941 7.500%, 08/01/27                             389,557
   488,543     Pool 400581 7.500%, 09/01/27                             496,426
   217,244     Pool 403662 7.500%, 10/01/27                             220,749
 1,077,872     Pool 496714 6.500%, 05/01/29                           1,063,434
 2,611,736     Pool 504974 6.500%, 07/01/29                           2,576,753
 1,086,922     Pool 506345 6.500%, 07/01/29                           1,072,363
 2,104,001     Pool 510238 6.500%, 08/01/29                           2,075,819

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----

FEDERAL NATIONAL MORTGAGE ASSOCIATION - (Continued)
$  416,327     Pool 510448 6.000%, 07/01/14                         $   411,000
 2,021,952     Pool 510927 6.500%, 08/01/29                           1,994,868
 1,245,749     Pool 511854 6.500%, 09/01/29                           1,229,063
 1,054,502     Pool 512309 6.500%, 09/01/29                           1,040,377
 2,079,237     Pool 512724 6.500%, 08/01/29                           2,051,386
 1,337,160     Pool 515182 6.500%, 09/01/29                           1,319,249
   929,764     Pool 516497 6.500%, 09/16/29                             917,310
 1,248,037     Pool 516917 6.500%, 09/01/29                           1,231,320
 1,154,876     Pool 518156 6.500%, 10/01/29                           1,139,407
 1,872,634     Pool 519318 6.500%, 10/01/29                           1,847,550
   810,337     Pool 519720 6.500%, 10/01/29                             799,483
 1,001,087     Pool 519721 7.000%, 10/01/29                           1,002,874
 1,027,741     Pool 520054 7.000%, 09/01/29                           1,029,576
 1,618,315     Pool 523652 6.500%, 10/01/29                           1,596,638
 1,146,912     Pool 524686 7.000%, 11/01/29                           1,148,960
 1,015,611     Pool 534436 7.500%, 02/01/30                           1,030,676
 1,126,503     Pool 534840 7.000%, 02/01/30                           1,128,059
 1,326,807     Pool 540030 7.500%, 04/01/30                           1,345,787
 1,129,039     Pool 540031 8.000%, 05/01/30                           1,155,899
 1,530,675     Pool 546278 8.000%, 06/01/30                           1,567,090
 1,091,165     Pool 546279 7.500%, 06/01/30                           1,106,773
                                                                    -----------
                                                                     60,400,316
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE BACKED SECURITIES
  (cost $66,974,283)                                                 66,698,180
                                                                    -----------

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----

ASSET BACKED SECURITIES: 14.7%
$3,750,000     Asset Securitization Corp. 7.384%, 08/13/29          $ 3,955,219
 5,000,000     Bear Stearns Commercial Mortgage Securities
                 Series 2000-WF1 Class A2 7.780%, 02/15/10            5,432,983
 4,904,133     Chase Commercial Mortgage Securities Corp.
                 Series 2000-2 Class A1 7.543%, 07/15/32              5,171,801
 3,000,000     Citibank Credit Card Master Trust I Series
                 1997-6 Class B Zero Coupon Bond, 08/15/06            2,218,370
 3,000,000     Citibank Credit Card Master Trust I 6.900%,
                 11/15/06                                             3,065,253
 1,500,000     Comm Commercial Mortgage Securities Series
                 2000-C1 Class A2 7.416%, 04/15/10                    1,589,921
 1,000,000     First Union - Lehman Brothers Commercial
                 Mortgage* Series 1998-C2 Class B 6.640%,
                 03/18/11                                             1,001,898
 4,000,000     LB Commercial Conduit Mortgage Trust Series
                 1999-C1 Class B 6.930%, 04/05/09                     4,095,661
 4,000,000     MBNA Master Credit Card Trust Series 1999-B
                 Class B 6.200%, 08/15/11                             3,968,060
 1,500,000     Metris Master Trust Series 1997-1 Class A
                 6.870%, 10/20/05                                     1,519,732
                                                                    -----------
TOTAL ASSET BACKED SECURITIES (cost $30,422,838)                     32,018,898
                                                                    -----------

CORPORATE BONDS: 46.2%

BANK: 4.7%
 3,000,000     Citicorp* 6.375%, 11/15/08                             2,918,922
 3,420,000     Fleet Financial Corp. 7.125%, 04/15/06                 3,484,094
 3,750,000     National Bank of Canada New York* 7.750%,
                 11/01/09                                             3,837,986
                                                                    -----------
                                                                     10,241,002
                                                                    -----------

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----

FINANCE: 17.8%
$2,000,000     Donaldson Lufkin & Jenrette* 6.110%, 05/15/01        $ 1,998,342
 1,260,000     Countrywide Funding Corp. Variable rate, 03/09/01      1,259,538
 2,000,000     Countrywide Funding Corp. 6.280%, 01/15/03             1,989,668
 3,500,000     Equitable Life Assurance 144A* 7.700%, 12/01/15        3,583,640
 2,000,000     Ford Holdings, Inc. 9.300%, 03/01/30                   2,262,516
 1,000,000     Ford Motor Credit* 6.625%, 06/30/03                    1,002,025
   240,000     General Motors Acceptance Corp. 6.850%, 04/17/01         240,339
 1,000,000     General Motors Acceptance Corp.* 7.500%, 05/10/04      1,026,554
 3,000,000     General Motors Acceptance Corp.* 6.150%, 04/05/07      2,854,203
 1,500,000     Goldman Sachs Group LP* 6.625%, 12/01/04               1,515,630
 1,500,000     Heller Financial, Inc. 5.750%, 09/25/01                1,495,026
 3,000,000     Lehman Brothers Holdings 6.750%, 09/24/01              3,014,304
 3,000,000     Lehman Brothers Holdings* 6.625%, 04/01/04             2,992,233
 2,000,000     Metropolitan Life Insurance Co., 144A* 7.700%,
                 11/01/15                                             1,961,158
 1,500,000     NationsBank Corp. 7.800%, 09/15/16                     1,497,061
 1,000,000     Simon Debartolo 7.125%, 06/24/05                         998,745
 3,750,000     Spieker Properties LP 7.350%, 12/01/17                 3,438,386
 3,500,000     Swiss Bank Corp.* 7.375%, 06/15/17                     3,535,539
 2,200,000     Swiss Bank Corp.* 7.500%, 7/15/25                      2,223,538
                                                                    -----------
                                                                     38,888,445
                                                                    -----------
INDUSTRIAL: 12.0%
 2,000,000     Cargill, Inc., 144A* 6.300%, 04/15/09                  1,914,056
 1,000,000     Conoco, Inc. 6.350%, 04/15/09                            995,964
 2,000,000     El Paso Energy Corp. 6.625%, 07/15/01                  2,000,564

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----

INDUSTRIAL - (CONTINUED)
$2,350,000     Ford Motor Co.* 6.500%, 08/01/18                     $ 2,024,163
 2,400,000     GTE Corp.* 6.840%, 04/15/18                            2,243,616
 1,000,000     IMC Global, Inc. 6.625%, 10/15/01                        949,412
 2,785,000     International Paper Co. 7.000%, 06/01/01               2,783,967
 2,000,000     International Paper Co. 8.000%, 07/08/03               2,048,470
 2,000,000     Lubrizol Corp.* 5.875%, 12/01/08                       1,890,496
 3,310,000     Raytheon Co. 5.950%, 03/15/01                          3,300,391
 3,000,000     Ryerson Tull, Inc. 8.500%, 07/15/01                    3,004,158
 1,000,000     Temple-Inland, Inc. 9.000%, 05/01/01                   1,005,479
 2,000,000     WMX Technologies* 6.70%, 05/01/01                      1,992,050
                                                                    -----------
                                                                     26,152,786
                                                                    -----------
RETAIL: 1.9%
 1,000,000     JC Penney Company, Inc. 9.050%, 03/01/01                 987,444
 3,100,000     Sear Roebuck Acceptance Corp. 7.130%, 09/12/01         3,120,587
                                                                    -----------
                                                                      4,108,031
                                                                    -----------
TECHNOLOGY: 1.1%
 3,000,000     Comdisco, Inc. 5.950%, 04/30/02                        2,475,000
                                                                    -----------
TRANSPORTATION: 1.0%
 2,500,000     Union Pacific Corp. 6.625%, 02/01/29                   2,263,890
                                                                    -----------
UTILITIES: 7.7%
 3,000,000     AT&T Corp. 6.500%, 03/15/29                            2,418,750
   390,000     GTE California, Inc. 5.625%, 02/01/01                    389,848
 2,500,000     Northern States Power* 6.875%, 08/01/09                2,488,810
 2,000,000     Sprint Capital Corp. 7.625%, 06/10/02                  2,025,590

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                VALUE
 ------                                                                -----

UTILITIES - (CONTINUED)
$3,500,000     Texas Utilities Corp. 7.375%, 08/01/01               $ 3,514,577
 3,000,000     Williams Companies, Inc. 6.125%, 02/01/01              2,997,636
 3,000,000     WorldCom, Inc. 6.400%, 08/15/05                        2,890,353
                                                                   ------------
                                                                     16,725,564
                                                                   ------------
TOTAL CORPORATE BONDS (cost $101,751,538)                           100,854,718
                                                                   ------------
PROLOAN PIPELINE: 11.0%
24,248,364     When-Issued Commitments (cost $24,248,364)            23,916,684
                                                                   ------------
SHORT-TERM INVESTMENTS: 1.5%

COMMERCIAL PAPER: 1.5%
   370,000     Countrywide Home Loan, Inc. 6.600%, 01/02/01             369,864
 3,000,000     Xerox Corp. 7.020%, 01/16/01                           2,990,640
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (cost $3,360,504)                        3,360,504
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES (cost $242,467,315**): 111.5%       243,271,249
                                                                   ------------
Liabilities in excess of Other Assets: (11.5%)                      (25,116,359)
                                                                   ------------
NET ASSETS: 100.0%                                                 $218,154,890
                                                                   ============

*    Security segregated at custodian for "when-issued" commitments.
** At December 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                 $  3,736,814
     Gross unrealized depreciation                                   (2,932,880)
                                                                   ------------
     Net unrealized appreciation                                   $    803,934
                                                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $242,467,315)         $ 243,271,249
  Cash                                                                   35,556
  Receivables:
    Fund shares sold                                                  1,022,167
    Interest                                                          2,521,023
  Deferred organization costs                                            40,215
  Other assets                                                           16,521
                                                                  -------------
          Total assets                                              246,906,731
                                                                  -------------
LIABILITIES
  Payables:
    Investment securities purchased - when issued                    24,248,364
    Securities purchased                                              3,168,781
    Distribution to shareholders                                      1,190,579
    Due to advisors (Note 3)                                             61,299
    Due to distributor (Note 3)                                          18,300
  Accrued expenses                                                       64,518
                                                                  -------------
          Total liabilities                                          28,751,841
                                                                  -------------
   NET ASSETS                                                     $ 218,154,890
                                                                  =============

   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     ($218,154,890/15,114,468 shares outstanding, unlimited
     number of shares authorized without par value)               $       14.43
                                                                  =============

COMPONENTS OF NET ASSETS
  Paid-in capital                                                 $ 221,864,076
  Undistributed net investment income                                     1,827
  Accumulated net realized loss on investments                       (4,514,947)
  Net unrealized appreciation on investments                            803,934
                                                                  -------------
          Net assets                                              $ 218,154,890
                                                                  =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                  $ 12,737,799
                                                                   ------------
  Expenses
    Subadvisory fees                                                    321,153
  Management fees                                                       269,305
  Distribution fees                                                     179,536
  Professional fees                                                      67,173
  Fund accounting fees                                                   62,920
  Administration fees                                                    64,795
  Custody fees                                                           43,008
  Amortization of deferred organization costs                            21,633
  Insurance expense                                                      16,893
  Transfer agent fees                                                    14,022
  Director fees                                                          10,265
  Registration expense                                                    7,557
  Miscellaneous                                                          24,511
                                                                   ------------
    Total expenses                                                    1,102,771
    Less: subadvisory fees waived (Note 3)                              (24,918)
    Less: distribution fees waived (Note 3)                              (3,186)
                                                                   ------------
    Net expenses                                                      1,074,667
                                                                   ------------
          NET INVESTMENT INCOME                                      11,663,132
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                   (3,703,461)
  Net unrealized appreciation on investments                          8,492,197
  Net realized and unrealized gain on investments                     4,788,736
                                                                   ------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ 16,451,868
                                                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        BUILDERS FIXED INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              YEAR ENDED          YEAR ENDED
                                                          DECEMBER 31, 2000    DECEMBER 31, 1999
                                                          -----------------    -----------------
INCREASE  (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                      $  11,663,132      $   7,898,756
  Net realized loss on investments                              (3,703,461)          (809,391)
  Net unrealized appreciation (depreciation)
    on investments                                               8,492,197         (7,616,644)
                                                             -------------      -------------
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS                                16,451,868           (527,279)
                                                             -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                  (11,663,132)        (7,898,756)
   From realized gains                                                  --           (920,245)
                                                             -------------      -------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                       (11,663,132)        (8,819,001)
                                                             -------------      -------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                     55,010,218         15,081,208
  Net asset value of shares issued on reinvestment
    of distributions                                            11,138,979          8,743,042
  Cost of shares redeemed                                         (108,560)                --
                                                             -------------      -------------
     NET INCREASE FROM CAPITAL SHARE TRANSACTIONS               66,040,637         23,824,250
                                                             -------------      -------------

     TOTAL INCREASE IN NET ASSETS                               70,829,373         14,477,970

NET ASSETS
  Beginning of year                                            147,325,517        132,847,547
                                                             -------------      -------------
  END OF YEAR (including undistributed net investment
    income of $1,827 and $1,827, respectively)               $ 218,154,890      $ 147,325,517
                                                             =============      =============

CHANGE IN SHARES
   Shares sold                                                   3,906,889          1,047,074
   Shares issued on reinvestment of distributions                  792,560            603,193
   Shares redeemed                                                  (7,697)                --
                                                             -------------      -------------
     NET INCREASE                                                4,691,752          1,650,267
                                                             =============      =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        BUILDERS FIXED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS AT DECEMBER 31, 2000
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Builders Fixed Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Prior to January 29, 1999 the Fund was known as the Builders ProLoan Fund, Inc. Investment operations of the Fund began on October 31, 1997.

     The Fund's investment objective is to provide current income. Under normal circumstances, the Fund invests at least 65% of its total assets in investment grade fixed income securities, including at least 30% of its net assets in mortgage-backed securities that are issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and secured by ProLoan mortgages on residential homes that are built by union labor ("ProLoan mortgage-backed securities"). The average credit rating of the Fund's entire portfolio is at least AA-/Aa3 as rated by S&P or Moody's, respectively, or the equivalent rating of another rating agency. Under normal circumstances, the Fund invests at least 65% of its total assets in fixed income securities rated at the time of purchase A-/A3 as ranked by S&P or Moody's, respectively, or, if unrated, determined to be of comparable quality by Principal Capital Income Investors LLC (the "Subadviser"). Its average effective duration is within 30% of the duration of the Lehman Aggregate Bond Index.

     The Fund invests in different types of fixed income securities, including corporate bonds, zero coupon bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("government securities") and money market instruments. The Fund also may invest up to 65% of its net assets in mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities.

     PROLOAN PROGRAM. The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. The Fund contracts with banks and other mortgage lenders to offer ProLoan to individuals whose homes are substantially union-built and newly constructed or substantially renovated. Capital Mortgage Management, Inc. (the "Manager"), `coordinates with home builders and local building trade unions to ensure that residential homes are built using trained union labor and, thus, are eligible to be included in the ProLoan program. ProLoan home mortgages offer qualified borrowers the opportunity to lock in interest rates, typically for up to six months, to allow time for construction or renovation of the borrower's home. This extended interest rate protection period is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary home mortgages. The ProLoan program also allows borrowers to "float down" to a lower interest rate if interest rates decline after the borrower has locked in an interest rate on a ProLoan by paying a fee to the Fund. The ProLoan program currently is operating in the St. Louis, Missouri, Pittsburgh, Pennsylvania, Louisville, Kentucky, Milwaukee, Wisconsin and Southern Illinois metropolitan areas.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

     (a)  Investment Valuation

          Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued income, both of which approximate market value.

          PROLOAN MORTGAGE COMMITMENTS. The Fund commits to acquire mortgage-backed securities secured by pools of ProLoans when such securities are issued, typically six months after the origination of the underlying ProLoans. This "pipeline" of mortgage commitments is valued at the price described below, provided that this price is considered by the Manager to equal no more than fair market value. The formula for determining this price is as follows: the Manager calculates the coupon rate nearest to, but not greater than, the coupon rate that is 0.625% below the weighted average coupon rate for all ProLoans in the pipeline. The Manager then subtracts the spread between the forward prices for three-and one-month FNMA mortgage-backed securities, each with the same coupon rate as calculated above, from the three-month FNMA forward price, minus an additional 0.125%. The Manager has determined that this price is equivalent to the forward price of a six-month FNMA mortgage-backed security. The Fund's commitments to acquire ProLoan mortgage-backed securities originated through the ProLoan program will not be considered to be illiquid so long as the Fund has a valid contractual agreement with a third party to purchase its mortgage commitments at the above-stated price, or the Manager determines, pursuant to the guidelines established by the Fund's Board of Directors, that an adequate trading market exists for these commitments.

          WHEN-ISSUED AND FORWARD COMMITMENTS. The Fund's commitment to acquire mortgage-backed securities originated through the ProLoan program constitute "when-issued" commitments. When the Fund agrees to acquire securities on a when-issued basis, its custodian will segregate cash or other liquid assets equal to or greater than the amount of the commitment. The value of the securities underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these commitments.

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

     (b)  Organization Costs

          Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over five years. If any of the shares designated as the original shares of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of shares redeemed by the number of original shares outstanding at the time of redemption.

     (c)  Federal Income and Excise Taxes

          The Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          For federal income tax purposes, the Fund has a net capital loss carryforward of $4,514,947 which may be carried forward and used against future net capital gains as follows:

                            EXPIRING
                            --------
                              2007                $   881,486
                              2008                $ 3,703,961

     (d)  Distributions to Shareholders

          Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund periodically makes reclassifications among certain of its capital accounts as a result of the recognition and characterization of distributions to shareholders determined annually in accordance with federal tax regulations which may differ from GAAP.

     (e)  Other

          Investment transactions are accounted for on the trade date. The Fund uses the identified cost method for determining realized gain or loss on investments. Interest income is recognized on an accrual basis.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     (a)  Management Fee

          The Fund has an Investment Management Agreement with Capital Mortgage Management, Inc. (the "Manager"), to provide or oversee all administrative, investment advisory and portfolio management services to the Fund. Under the terms of this agreement, the Fund will pay the Manager an annual fee as follows: 0.15% of the first $300 million of the Fund's average daily net

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

          assets; and 0.13% of average daily net assets in excess of $300 million. The fee is accrued daily and payable monthly.

     (b)  Subadviser Fee

          The Manager has entered into an Investment Subadvisory Agreement with Principal Capital Income Investors, LLC. At the direction of the Manager, the Fund will pay the Subadviser a monthly fee equal to an annual rate of 0.165% of its average daily net assets. Principal Capital Income Investors, LLC began serving as the Fund's Subadviser on June 1, 2000. From October 31, 1997 to May 31, 2000, Commerce Bank, N.A. served as the Fund's subadviser, at an annual fee rate of 0.25% of the first $50 million of the Fund's average daily net assets, 0.20% of the next $50 million of average daily net assets and 0.165% of average daily net assets in excess of $100 million. Commerce Bank, N.A. waived this subadvisory fee such that the fees did not exceed 0.165% of the Fund's average daily net assets. From January 1, 2000 to May 31, 2000, Commerce Bank, N.A. waived $24,918 of its fees.

     (c)  Administration Fee

          The Fund has entered into an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator") to supervise the overall administration of the Fund including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and record of the Fund, and supervising other organizations that provide services to the Fund. The Fund pays the Administrator an annual fee of $50,000 for average daily net assets up to $150 million and 0.05% for average daily net assets greater than $150 million, payable monthly.

     (d)  Distribution Coordinator and Distribution Plan

          Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted an Amended and Restated Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay Capital Mortgage Management, Inc., the Manager, as Distribution Coordinator, at an annual rate of 0.10% of the Fund's average daily net assets, payable monthly, to compensate the Distribution Coordinator for distribution and shareholder service activities. The Distribution Coordinator has agreed to limit the Fund's total operating expenses to 0.60% per annum of the Fund's average daily net assets through December 31, 2000. The Fund will reimburse the Distribution Coordinator for such expenses incurred in the previous three year period to the extent that the reimbursement does not cause the Fund's operating expenses to exceed the 0.60% expense limitation. For the year ended December 31, 2000, the Distribution Coordinator waived $3,186 of its fees.

          Additionally, the Plan authorizes the Distribution Coordinator to enter into agreements with service providers. Accordingly, during 2000, the Distribution Coordinator has entered into agreements with Principal Life Insurance Company and Delaware Charter Guarantee & Trust Company, conducting business as Trustar Retirement Services, (collectively referred to as the "Service Providers") in which the Service Providers will provide certain distribution and shareholder services to certain plan sponsors and participants. At the direction of the Distribution Coordinator, the Fund's Administrator will pay the Service Providers a monthly fee equal to the average aggregate amount invested in each month in the Fund by plans whose plan participants

                        BUILDERS FIXED INCOME FUND, INC.

--------------------------------------------------------------------------------

          receive services provided by the Service Providers multiplied by a monthly pro-rata fee factor, which approximates 0.01%.

     (e)  Officers and Directors

          Certain officers and directors of the Fund are also officers and directors of the Manager, Distributor and Administrator. "Independent directors", as defined by the 1940 Act, receive from the Fund as compensation an annual fee of $2,000 and are reimbursed for any expenses incurred in attending meetings.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

          The cost of purchases and the proceeds from the sale of securities, excluding short-term investments for the year ended December 31, 2000, were as follows:

               Purchases                             $ 168,310,773
               Sales                                 $  79,342,844

NOTE 5 - IN KIND CONTRIBUTION TRANSACTIONS

          At the Fund's inception on October 31, 1997, the Carpenters' District Council of Greater St. Louis purchased 7,951,789 shares of the Fund through nontaxable in-kind contributions of securities with a market value totaling $119,516,324. These securities were deemed to be in accordance with the investment objective of the Fund.

NOTE 6 - CHANGE IN ACCOUNTING POLICY

          Effective January 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and, as required, begin amortizing premium on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation.

                        BUILDERS FIXED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                               YEAR ENDED DECEMBER 31,      OCTOBER 31, 1997*
                                                           -------------------------------       THROUGH
                                                             2000        1999       1998#   DECEMBER 31, 1997#
                                                           -------     -------     -------  ------------------
Net asset value, beginning of period                       $ 14.14     $ 15.14     $ 15.10       $ 15.00
                                                           -------     -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.91        0.83        0.80          0.14
  Net realized and unrealized gain (loss) on investments      0.29       (0.91)       0.15          0.10
                                                           -------     -------     -------       -------
    Total from investment operations                          1.20       (0.08)       0.95          0.24
                                                           -------     -------     -------       -------
LESS DISTRIBUTIONS:
  From net investment income                                 (0.91)      (0.83)      (0.80)        (0.14)
  From realized gain                                            --       (0.09)      (0.11)           --
                                                           -------     -------     -------       -------
    Total distributions                                      (0.91)      (0.92)      (0.91)        (0.14)
                                                           -------     -------     -------       -------

Net asset value, end of period                             $ 14.43     $ 14.14     $ 15.14       $ 15.10
                                                           =======     =======     =======       =======

Total return                                                  9.00%      (0.58%)      6.48%         1.58%+

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)                     $ 218.2     $ 147.3     $ 132.8       $ 120.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                                          0.62%       0.65%       0.71%         0.63%++
  After fees waived                                           0.60%       0.60%       0.60%         0.58%++

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
  Before fees waived                                          6.47%       5.65%       5.25%         5.36%++
  After fees waived                                           6.49%       5.70%       5.36%         5.41%++

Portfolio turnover rate                                      50.93%      91.01%      39.39%         1.29%+

*    COMMENCEMENT OF OPERATION.
+    NOT ANNUALIZED.
++   ANNUALIZED.
# The calculations are based on average number of shares outstanding for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Builders Fixed Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Builders Fixed Income Fund (the sole fund comprising Builders Fixed Income Fund, Inc.), including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the years ended December 31, 2000, 1999 and 1998 and for the period from October 31, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by corresponding with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Builders Fixed Income Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the years ended December 31, 2000, 1999 and 1998 and for the period from October 31, 1997 (commencement of operations) to December 31, 1997, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
January 15, 2001

--------------------------------------------------------------------------------

                                     Manager
                        CAPITAL MORTGAGE MANAGEMENT, INC.
                        2190 South Mason Road, Suite 208
                            St. Louis, Missouri 63131

                                   Subadviser
                     PRINCIPAL CAPITAL INCOME INVESTORS, LLC
                                801 Grand Avenue
                             Des Moines, Iowa 50392

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                                 UMB BANK, N.A.
                              928 Grand Boulevard
                          Kansas City, Missouri 64106

                                 Transfer Agent
                           UNIFIED FUND SERVICES, INC.
                                  P.O. Box 6110
                           Indianapolis, IN 46206-6110
                                 (877) 923-5626

                                  Legal Counsel
                               THOMPSON COBURN LLP
                                One Firstar Plaza
                              St. Louis, MO 63101

                                    Auditors
                              DELOITTE & TOUCHE LLP
                           One City Centre, 22nd Floor
                              St. Louis, MO 63101

--------------------------------------------------------------------------------
THIS REPORT IS INTENDED FOR THE SHAREHOLDERS OF THE BUILDERS FIXED INCOME FUND, INC. AND MAY NOT BE USED AS SALES LITERATURE UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. SHARE PRICE AND RETURNS WILL FLUCTUATE SA THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STATEMENTS AND OTHER INFORMATION HEREIN ARE DATED AND ARE SUBJECT TO CHANGE.